                                                                   Exhibit 10.8


                                Two Oliver Street
                           Boston, Massachusetts 02109
                                ("the Building")

                                SECOND AMENDMENT
                                ----------------
                                January 23, 1996


           LANDLORD:          Beacon Properties, L.P., successor in interest to
                              MLH Income Realty Partnership V

           TENANT:            Advanced Manufacturing Research, Inc.

           EXISTING
           PREMISES:          Areas on the fifth (5th) floor of the Building,
                              substantially as shown on Exhibit H to the Lease
                              dated August 12, 1992, and on First Amendment
                              Exhibit A, dated December 31, 1994
ORIGINAL
LEASE      LEASE
DATA       EXECUTION
           DATE:              August 12, 1992

           TERMINATION
           DATE:              February 28, 2000

           PREVIOUS
           LEASE
           AMENDMENTS:        First Amendment dated December 31, 1994

           SECOND AMENDMENT
           ADDITIONAL
           PREMISES:          An area on the fifth (5th) floor of the Building
                              consisting of 2,104 rentable square feet, substantially as shown on Second Amendment, Exhibit A dated January 23, 1996, a copy of which is attached hereto and incorporated by reference herein.

           EXTENDED
           TERMINATION
           DATE:              February 28, 2001

      WHEREAS, Tenant desires to (i) extend the term of the lease for an additional period; and (ii) lease additional premises located in the Building, to wit, the Second Amendment Additional Premises;

      WHEREAS, Landlord is willing to (i) extend the term of the lease; and (ii) lease the Second Amendment Additional Premises to Tenant upon the terms and conditions hereinafter set forth;

      NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the "Lease") is hereby further amended as follows:

      1.    EXTENSION OF TERM OF LEASE.

      The term of the Lease is hereby extended for an additional period commencing as of February 29, 2000 and terminating as of February 28, 2001. Said additional term shall be upon the terms set forth on Revised Schedule B-5, Second Amendment, Sheets 1, 2, 3 and 4, dated January 23, 1996, a copy of which is attached hereto and incorporated by reference herein, and upon all of the other terms and conditions of the Lease in effect immediately preceding the commencement of such additional term, except as set forth herein.

      2.    DEMISE OF THE SECOND AMENDMENT ADDITIONAL PREMISES.

      Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Second Amendment Additional Premises for a term commencing as of the Term Commencement Date in respect of the Second Amendment Additional Premises, as hereinafter defined. Said demise of the Second Amendment Additional Premises shall be upon the terms set forth on the attached Revised Schedule B-5, Second Amendment, Sheets 1, 2 3 and 4, dated January 23, 1996, and upon all of the other terms and conditions of the Lease except as follows:

      A. The Commencement Date in respect of the Second Amendment Additional Premises means February 15, 1996, unless Landlord's Work in respect of the Second Amendment Additional Premises, as defined in Paragraph 4 hereof, is delayed. In such event, the Commencement Date in respect of the Second Amendment Additional Premises shall be delayed to a later date in accordance with Article
3.03 of the Lease.

      B. Commencing as of the Commencement Date in respect of the Second Amendment Additional Premises, Tenant shall pay Occupancy Costs in respect of the Second Amendment Additional Premises on a monthly estimated basis based upon the most recent Tax Costs and other Operating Costs available to Landlord.

      C. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.


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      3.    DELETED LEASE PROVISIONS.

      Effective as of the date of this Second Amendment, the following provisions of the Lease are hereby deleted in their entirety and are of no further force or effect: Rider A (Tenant having no further right to extend the term of the Lease), Rider B and Rider C.

      4.    CONDITION OF SECOND AMENDMENT ADDITIONAL PREMISES.

      Landlord shall construct the Second Amendment Additional Premises substantially in accordance with the following plans: A-1 General Requirements and A-2 Construction Plan dated January 9, 1996 prepared by Beacon Design Corporation ("Landlord's Work in respect of the Second Amendment Additional Premises"). Exhibit E of the Lease and Paragraph 4 of the First Amendment to Lease shall have no applicability to the Second Amendment Additional Premises.

      If Landlord requires a Building permit in order to perform Landlord's Work in respect of the Second Amendment Additional Premises, Tenant shall, promptly upon request by Landlord, execute and deliver to the City of Boston any affidavits and documentation required to obtain the Building permit allowing Landlord to perform Landlord's Work in respect of the Second Amendment Additional Premises on a timely basis.

      If Landlord's Work in respect of the Second Amendment Additional Premises shall not have been substantially completed by April 30, 1996 due to Landlord's fault or neglect, Tenant shall have the right, by written notice to Landlord, to cancel this Second Amendment. If Tenant shall exercise such right, this Second Amendment shall be cancelled and of no further force or effect as of the date which is fifteen (15) days after Landlord's receipt of such cancellation notice from Tenant, unless Landlord's Work in respect of the Second Amendment Additional Premises shall have been substantially completed within such fifteen
(15) day period. If Landlord's Work in respect of the Second Amendment Additional premises shall have been substantially completed within such fifteen
(15) day period, Tenant's cancellation notice shall be deemed void and of no further force or effect.

      5.    REVISED SCHEDULE B-5, SECOND AMENDMENT.

      Commencing as of the Commencement Date in respect of the Second Amendment Additional Premises, Page 5 of Exhibit B to the Lease (entitled Schedule of Rent Escalators) is hereby deleted in its entirety and the following is substituted in its place:

      Revised Schedule B-5, Second Amendment, Sheets 1, 2, 3 and 4, dated January 23, 1996, a copy of which is attached hereto and made a part hereof.

      6.    SECURITY DEPOSIT.

      The parties hereby acknowledge that, pursuant to Section 20.10 of the Lease and Paragraph 7 of the First Amendment, Landlord is holding a security deposit of Ten Thousand Eight and 00/100 Dollars ($10,008.00) ("Security Deposit") securing Tenant's obligations under the Lease. The parties hereby further acknowledge that Tenant shall, at the time that Tenant executes and delivers this Second Amendment to Landlord, pay to Landlord an additional security deposit of $3,594.33 ("Additional Security Deposit"). The Additional Security Deposit shall be held by Landlord subject to the same terms and conditions as are applicable to the Security Deposit as set forth in Section
20.10 of the Lease.

      7.    NOTICES.

      For all purposes of the Lease, as amended, the Landlord's address is:

      Beacon Properties, L.P.
      50 Rowes Wharf
      Boston, MA  02110
      Attn:  General Partner

      8.    CONDITION OF LANDLORD'S EXECUTION.

      Reference is made to the fact that a portion of the Second Amendment Additional Premises containing 680 rentable square feet is presently leased to Commonwealth Mediation and Conciliation, Inc. ("Commonwealth"). Reference is further made to the fact that Landlord is presently negotiating a termination agreement with Commonwealth. Therefore, Landlord shall have the right, exercisable upon written notice to Tenant, to render the foregoing Second Amendment void and without force or effect, unless the following events occur on or before the Commencement Date in respect of the Second Amendment Additional
Premises:

      a. Tenant executes and delivers to Landlord the foregoing Second Amendment; and

      b. Commonwealth executes and delivers to Landlord an agreement, in form and substance acceptable to Landlord, whereby Commonwealth agrees to terminate the term of its lease with Landlord in respect of such portion of the Second Amendment Additional Premises.

      As herein amended, the Lease is ratified, approved and confirmed in all respects.


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


      WHEREFORE, the parties have hereunto set their hands and seals as of the date first above written.


LANDLORD:                               TENANT:
BEACON PROPERTIES, L.P.                 ADVANCED MANUFACTURING
                                        RESEARCH, INC.


By:  Beacon Properties Corporation,
     General Partner


     By: /s/ Lionel P. Fortin            By: /s/ Anthony J. Friscia, President
         -----------------------------       -----------------------------------
         Lionel P. Fortin,                   (Name)                    (Title)
         Senior Vice President               Hereunto Duly Authorized

Date Signed:      3/12/96                Date Signed:   1/24/96
            --------------------------               ---------------------------

                           EXHIBIT A, SECOND AMENDMENT
                           ---------------------------
                             DATE: January 23, 1996


                 [FLOOR PLAN - FIFTH FLOOR OF TWO OLIVER STREET]

                 REVISED SCHEDULE B-5, SECOND AMENDMENT, SHEET 1
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

Execution Date:   January 23, 1996
                  ----------------------------------------------

Tenant:           Advanced Manufacturing Research, Inc.
                  ----------------------------------------------
                                    (name)

                  a Massachusetts Corporation
                  ----------------------------------------------
                    (description of business organization)

                  Two Oliver Street, Boston, Ma 02109
                  -----------------------------------------------
                  (principal place of business - mailing address)

Landlord:         Beacon Properties, L.P., a Delaware limited partnership (the sole general partner of which is Beacon Properties
                  Corporation, a Maryland corporation). Mailing Address: 50
                  Rowes Wharf, Boston, MA 02110, Attention: General Partner.

Building:         The Building in the City of Boson known as and numbered Two
                  Oliver Street.

Art. 1.01(n)      Existing Premises:   AREAS ON THE FIFTH (5TH) FLOOR OF THE
                                       BUILDING, SUBSTANTIALLY AS SHOWN ON
                                       EXHIBIT H TO THE LEASE DATED AUGUST 12,
                                       1992 AND ON FIRST AMENDMENT EXHIBIT A,
                                       DATED DECEMBER 31, 1994.


Art. 1.01(n)      Second Amendment
                  Additional Premises: AN AREA ON THE FIFTH (5TH) FLOOR OF THE
                                       BUILDING, CONSISTING OF 2,104 RENTABLE
                                       SQUARE FEET, SUBSTANTIALLY AS SHOWN ON
                                       SECOND AMENDMENT, EXHIBIT A, DATED
                                       JANUARY 23, 1996, A COPY OF WHICH IS
                                       ATTACHED HERERTO AND INCORPORATED BY
                                       REFERENCE HEREIN.

Art. 1.01(n)      Area in respect of:

                  Existing Premises:             7,724 rentable square feet

                  Second Amendment
                  Additional Premises:           2,104 rentable square feet
                  Total:                         9,828 rentable square feet

Art. 1.01(c)      Original Commencement Date
                  in respect of Existing Premises:       SEPTEMBER 1, 1992.

                 REVISED SCHEDULE B-5, SECOND AMENDMENT, SHEET 2
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

                    Tenant:     Advanced Manufacturing Research, Inc.
                                -------------------------------------
            Execution Date:     January 23, 1996
                                -------------------------------------


Art. 1.01(c)   Original Commencement
               Date in respect of
               Second Amendment
               Additional Premises:         February 15, 1996
                                            -----------------

               Termination Date
               in respect of all
               Premises:                    February 28, 2001
                                            -----------------

Art. 4.01      Annual Rent in respect of Existing Premises and Second
               Amendment Additional Premises:

               EXISTING PREMISES:

                  Time Period             Annual Rent         Monthly Payment
                  -----------             -----------         ---------------
               Through
               February 29, 1996:         $119,722.00            $ 9,976.83
               March 1, 1996 -
               February 28, 1997:         $123,584.00            $10,298.67
               March 1, 1997 -
               February 28, 1998:         $131,308.00            $10,942.33
               March 1, 1998 -
               February 28, 2000:         $154,480.00            $12,873.33
               February 29, 2000 -
               February 28, 2001          $158,342.04            $13,195.17

                 REVISED SCHEDULE B-5, SECOND AMENDMENT, SHEET 3
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

                           Tenant:     Advanced Manufacturing Research, Inc.
                                       -------------------------------------
                   Execution Date:     January 23, 1996
                                       -------------------------------------

SECOND AMENDMENT
ADDITIONAL PREMISES:

     Time Period                     Annual Rent             Monthly Payment
     -----------                     -----------             ---------------
Commencement Date in respect
of Second Amendment
Additional Premises -
February 28, 2001:
                                     $43,131.96                 $ 3,594.33

Art. 5.01       Use of Premises:      General office use
                                      ------------------

Art. 6.02(B)(i) Electric current will be furnished by Landlord to Tenant, at
                Tenant's cost

Schedule of
Rent
Escalators:     Operating and Tax Escalation:

         Existing Premises:
         ------------------

   Tax Cost Base:                     Actual Taxes for Fiscal Year 1995 (i.e.,
                                      July 1994 - June 30, 1995)
                                      ------------------------------------------

   All Other Occupancy Costs Base:    Actual amount of Operating Costs for
                                      Calendar Year 1995
                                      ------------------------------------------

   Tenant's Agreed Percentage in respect of Existing Premises:  3.64%
                                                                -----

   Second Amendment Additional Premises:
   ------------------------------------

   Tax Cost Base:                     Actual Taxes for Fiscal Year 1996 (i.e.,
                                      July 1, 1995 - June 30, 1996)
                                      ------------------------------------------

   All Other Occupancy Costs Base:    Actual amount of Operating Costs for
                                      Calendar Year 1995
                                      ------------------------------------------

   Tenant's Agreed Percentage in respect of Second Amendment Additional
Premises:  99%.
           ---

                 REVISED SCHEDULE B-5, SECOND AMENDMENT, SHEET 4
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

                   Tenant:     Advanced Manufacturing Research, Inc.
                               -------------------------------------
           Execution Date:     January 23, 1996
                               -------------------------------------

Art. 20.12  Broker:         Beacon Management Company
                            ----------------------------------------------------

            Arbitration:    Massachusetts; Superior Court
                            ----------------------------------------------------

            Exhibit Dates:  Exhibit H, dated August 12, 1992, First Amendment
                            Exhibit A, dated December 31, 1994, Second
                            Amendment, Exhibit A, dated January 23, 1996
                            ----------------------------------------------------


LANDLORD:                               TENANT:

BEACON PROPERTIES, L.P.                 ADVANCED MANUFACTURING
                                        RESEARCH, INC.

By:  Beacon Properties Corporation,
     General Partner


     By: /s/ Lionel P. Fortin          By: /s/ Anthony J. Friscia, President
        ----------------------------       -------------------------------------
         Lionel P. Fortin,                 (Name)                    (Title)
         Senior Vice President             Hereunto Duly Authorized

Date Signed:      3/12/96              Date Signed:    1/26/96
            ------------------------              ------------------------------


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